UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2024 (March 15, 2024)

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3701 Briarpark Drive

Suite 150

Houston, Texas 77042

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 19, 2024, Drilling Tools International Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the acquisition of one hundred percent (100%) of the shares of Casing Technologies Group Limited, which wholly-owned Deep Casing Tools Limited (“Deep Casing”), pursuant to a Share Purchase Agreement, by and among the Company’s wholly-owned subsidiary Drilling Tools International, Inc., a Louisiana corporation, Casing Technologies Group Limited (“CTG”), and certain shareholders of Deep Casing party thereto (the “Share Purchase Agreement”) on March 15, 2024. Pursuant to the Share Purchase Agreement, following the acquisition of the shares of CTG, CTG and Deep Casing became wholly-owned subsidiaries of the Company.

As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Form 8-K solely to provide the historical financial statements and the unaudited pro forma condensed combined financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of CTG required to be filed pursuant to Rule 3-05 of Regulation S-X are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company required to be filed in connection with the acquisition and disposition described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Anderson Anderson & Brown Audit LLP.

99.1	Audited Consolidated Financial Statements of Casing Technologies Group Limited as of and for the year ended December 31, 2023.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRILLING TOOLS INTERNATIONAL CORPORATION

By:	/s/ R. Wayne Prejean
R. Wayne Prejean
Chief Executive Officer

Date: May 28, 2024